UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: June 20, 2003
                                                ---------------



                           SATELLITE ENTERPRISES CORP.
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             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607                 88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                     7601 North Federal Highway, Suite 140B
                            Boca Raton, Florida 33487
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (954) 343-7061
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.


ITEM  5.  OTHER EVENTS.

     On June 20, 2003, in conjunction with a previously reported change in control of the Registrant, the Registrant entered into a Rights Agreement with Satellite Newspapers Worldwide NV, a corporation organized under the laws of the Netherlands (hereinafter "Satellite Newspapers").

     Under said Rights Agreement, Satellite Newspapers appointed the Registrant as its irrevocable commercial exclusive distributor to promote the sale and/or lease of its Kiosks and satellite content distribution technology for which Satellite Newspapers has developed the technology, owns the patents, engineering and technical design. These Rights include the exclusive rights to use the trade names, logos and other trade designations, including, but not limited to, all rights to the Satellite Newspapers derived content fed into the territory granted therein to the Registrant and the names "Satellite Newspapers" devices or variants thereof as a corporate or trade name of Satellite Newspapers. These Rights also include the exclusive rights to distribute all available contents of the its Kiosk in its territory which includes all of North, Central and South America including but not limited to Mexico, the United States and all its territories, and all the Caribbean Islands, including the existing inventory of prototype and placebo units of its Kiosks in the Americas. The Rights further include all parts and supply inventory owned by Satellite Newspapers relating to its Kiosks in said territory.

     To obtain the rights in accordance with said Rights Agreement, the Registrant paid Satellite Newspapers 1,000,000 unregistered shares of restricted common stock, without preemptive rights, of its, par value $0.01 per share.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

               10             Rights Agreement dated June 20, 2003.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2003                              Satellite Enterprises Corp.
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                                                   (Registrant)

                                                    /s/  Steve Mannen
                                                   ----------------------------
                                                     Steve Mannen, Interim CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary